Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net income for the year	$ 8,877	$ 98,999	$ 67,239
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 18 and 20)	(6,806)	(5,816)	5,456
Net settlements on interest rate swaps qualifying for cash flow hedge (Notes 18 and 20)	0	0	(11)
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 20)	63	63	63
Other comprehensive income / (loss) for the year	(6,743)	(5,753)	5,508
Total comprehensive income for the year	$ 2,134	$ 93,246	$ 72,747